Exhibit 99.1

We Build Advanced, Affordable and Accessible Surgical Robotic Solutions SS Innovations International, Inc. Company Presentation November 2025 Nasdaq: SSII

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 2 No Offering of Securities No offer is made by this Company Presentation (this “ Presentation ”) to invest in SS Innovations International, Inc . (the “ Company ”) or to purchase any of its securities . Any offer to make such an investment or purchase and such investment or purchase will be made only pursuant to definitive offering documentation furnished by the Company . Forward - Looking Statements This Presentation contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended (the “Securities Act” ), and Section 21 E of the Securities Exchange Act of 1934 , as amended . These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by our forward - looking statements . Examples of forward - looking statements include statements regarding the benefits, uses and safety of our products, projected financial information, statements of our plans and objectives for future operations and statements concerning proposed new products and services . In some cases, you can identify forward - looking statements by the use of terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” and other comparable terminology . Although we believe that the expectations reflected in the forward - looking statements are reasonable, we cannot guarantee future results, performance or achievements . Actual events or results may differ materially . We undertake no obligation to update any of the forward - looking statements after the date of this Presentation to conform them to actual results . Please refer to the risk factors described in the "Risk Factors" section and other sections included in the Company's Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q and other filings with the SEC . Statistical and Other Industry and Market Data This Presentation includes statistical and other industry and market data that we obtained from industry publications and research, surveys and studies conducted by third parties as well as our own estimates of potential market opportunities . All of the market data used in this Presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data . Industry publications and third - party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information . Our estimates of the potential market opportunities for our product candidates include several key assumptions based on our industry knowledge, industry publications, third - party research and other surveys, which may be based on a small sample size and may fail to accurately reflect market opportunities . While we believe that our internal assumptions are reasonable, and management is responsible for the accuracy of such assumptions and data, no independent source has verified such assumptions . Disclaimers

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 3 Our Vision To continuously improve and deploy our technologically - advanced , cost - effective surgical robotic systems, while maintaining affordability and accessibility for the benefit of a larger segment of patients globally

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 4 Snapshot of SS Innovations • We develop innovative, differentiated surgical robotic technologies, highlighted by our: • proprietary surgical robotic system, “SSi Mantra 3” ; • comprehensive suite of surgical instruments , which support a variety of surgical procedures, including robotic cardiac surgery ; and • AI - and XR - driven imaging, training and simulation platform . • We are backed by a team of leading surgical robotics experts and seasoned medical technology executives. • We are a rapidly growing American company with Indian roots, expanding globally and preparing for our strategic entry into Europe and the United States . The SSi Mantra is currently marketed/approved in 8 countries: 6,000+ Multi - Specialty Surgeries 125 SSI Mantra Systems Installed 120 Hospitals 100+ Validated Surgical Procedures 9 Surgical Specialities 319 Robotic Cardiac Surgeries 56 Tele Surgeries 0 # of Significant Safety Events Reported Note: Data as of September 30, 2025. 2022 Year of Commercialization Chile Nepal Guatemala India Philippines Indonesia Ecuador Sri Lanka

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 5 Snapshot of SS Innovations (Continued) Gurugram, India Headquarters New York, NY US Office 489 Employees (October 31, 2025) 2019 Year Founded 2023 Year Merged with Avra Medical SSII Ticker Nasdaq Exchange 193.6 mm Shares Out (10/27/25) $7.53 Recent Price (11/4/25) $1.5 bn Market Cap (11/4/25) 76.5% Insider Ownership (4/14/25) 2,496 1,626 940 343 319 188 74 64 7 General Surgery Urology Gynecology Colorectal Cardiac Gastrointestinal Head & Neck Thoracic Breast and Plastic 6,057 Total Surgeries to Date 1 1 Data as of September 30, 2025; 13 of these procedures were pediatric surgeries 43 127 As of 9/30/24 As of 9/30/25 Systems Installed (cumulative data) 5.9 20.6 12.5 28.0 2023 2024 9M'24 9M'25 Revenue ($ millions) +195% +251% +123%

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 6 • Distinguished Leadership and Board with Proven Track Record in Surgical Robotics Technology • Large and Growing Total Addressable Market with Favorable Industry Tailwinds • Advanced, Cost - Efficient Surgical Robotics Platform – Clinically and Commercially Differentiated • Established Presence in India with Global Expansion Underway • Strong Sales Growth with an Increasing Mix of Recurring Consumables Revenue and Expanding Margins • Strategy to Deliver Long - Term, Sustainable Growth 1 2 3 4 5 Investment Highlights 6

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 7 Sudhir Srivastava, MD, Founder, Chairman & CEO • Robotic Cardiac Surgeon • Pioneered many of the world’s first robotic cardiac procedures • 40+ years of surgical experience • Performed numerous robotic cardiac surgeries and trained surgical teams worldwide • University of British Columbia, University of Chicago, Alliance Hospital • Owns 117,158,445 shares, or 58.9% of SSII shares outstanding 1 Frederic Moll, MD, Vice - Chairman • Former Chief Development Officer, J&J Medical Devices • Founder, Intuitive Surgical, Hansen Medical, Auris Health • Co - Founder & Partner, Sonder Capital Management • Board Member, PROCEPT BioRobotics, Neptune Medical, Moon Surgical • Former Board Member, Shockwave Medical, Restoration Robotics, Intersect ENT • Widely regarded as the “Father of Surgical Robotics” • Owns 20,335,045 shares, or 10.2% of SSII shares outstanding 1 Vishwajyoti Srivastava, MD, Chief Executive Officer, APAC & Board Member • Led the development of the OMNI 3D Medical Visualization system • Serves as the President of OMNI 3D HD to advance the existing technological platform for availability in the global surgical and endoscopic marketplace • Previously served as the VP of Marketing and Technology at the International Centre for Robotic Surgery in New Delhi • Columbia University, Saint James School of Medicine Distinguished Leadership and Board with Proven Track Record in Surgical Robotics Technology 1 As of 4/14/2025

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 8 Distinguished Leadership and Board with Proven Track Record in Surgical Robotics Technology (cont.) Naveen Kumar Amar , Chief Financial Officer • Former Head of Finance & Commercial, SpiceXpress • Former Global CFO, Munch Ado India • Former SVP, Finance of MSD Wellcome Trust Hilleman Laboratories • Former CFO – India & Australia, EDirect • Former India Manager – Financial Consolidation, GE India • Chartered Accountant, Institute of Chartered Accountants of India Barry Cohen, COO – Americas & Board Member • Co - Founder, CEO and Director, Avra Medical Robotics • Former Director and President, Synalloy Corp. • Former Chairman of the Board, Wolverine Technologies, Inc. Tim Paul Adams, Board Member • Regional Operating Officer, Ascension • Former Regional CEO, Tenet Healthcare • Chairman, Tennessee Hospital Association Somashekhar SP, MD, Board Member • Robotic Surgeon • Global Director, Aster International Institute of Oncology Dr. Mylswamy Annadurai, Board Member • Former Director, Indian Space Research Organization (ISRO)

Large and Growing Addressable Market with Favorable Industry Tailwinds

Accelerated Global Adoption of Robotic Surgery

Global Surgical Robotics Market ($bn)[1]



$5.5
$8.8
$11.7
$16.8
2020
2024
2027
2031

Surgeries Conducted by Robotic Systems is Expected to Grow 4x by 2030 (mm)[2]



1.6
6.2
2020
2030

Key Market Trends

Technology	Innovation and enhanced capabilities make next-generation systems versatile across a broad spectrum of surgeries
Demographics	Aging global population driving increased need for surgical interventions
Disease Burden	Growing incidence of chronic and lifestyle diseases
Workforce Challenges	Helps address increasing shortage of trained healthcare workers, by reducing labor intensity across each care episode
Economics	Improved economics for providers and payers
Patient Benefits	Reduced patient trauma, shorter recovery times, and enhanced patient outcomes
Surgeon Benefits	Ergonomic systems reduce staff fatigue and enhanced training pathways across varying skill levels improves adoption
Hospital Benefits	Improved resource utilization, increased revenue, reduced cost with lower complication rates and shorter lengths of stay

SSII aims to accelerate access to surgical robotics in underserved regions of the world

© 2025 SS INNOVATIONS INTERNATIONAL, INC.

Notes:
1 Sourced from August 2024 Markets and Markets Surgical Robots Market Report
2 Sourced from BIS Global Surgical Robotics Market Report 2020

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© 2025 SS INNOVATIONS INTERNATIONAL, INC. 10 Benefits of Robotic Surgery In the 20 Years Since Launch of Robotic Surgery, Access Remains Limited Installed base largely limited to the US, EU and Japan 7 billion people have access to only 5% of installed systems Less than 1% of surgical procedures worldwide each year are performed robotically 1 Key Challenges of Existing Systems High cost of acquisition and implementation Unattractive economics for hospitals with lower volumes Absence of trained personnel Lack of versatility and adaptability of systems and limited systems with multi - specialty capabilities Greater Precision Minimal Blood Loss Faster Recovery 10x Magnified 3D vision Less Pain and Discomfort Reduced Surgeon Fatigue Smaller Incisions on Patients Reduced Risk of Infection Note: 1 Estimate sourced from secondary market research Large and Growing Addressable Market with Favorable Industry Tailwinds Access to Robotic Surgery Remains Limited

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 11 ~ 70,000 Hospitals 1.6 Hospital Beds per 1,000 people (compared to the recommended 3) 1 Estimated need of 5,000 surgeries per year per 100,000 people 2 ~1.4 Billion Population 127 4 Surgical Robotic Systems are SSi Mantra 6,000+ 4 Robot Assisted Surgeries performed in India on the SSi Mantra Estimated 1,400+ 4 Robotic Surgeons trained on the SSi Mantra Notes: 1 Sourced from 2020 BIS Global Surgical Robotics Market Report 2 Sourced from 2015 Lancet Global Health report 3 Sourced from public company materials 4 Data as of September 30, 2025 800 robotic - assisted trained surgeons and >100 da Vinci robotic - assisted surgical systems installed across major private and government hospitals 3 >100,000 da Vinci procedures performed 3 Surgical robotics market was valued at $851mm in 2023 and is anticipated to reach almost $4bn by 2031 1 Large and Growing Addressable Market with Favorable Industry Tailwinds Unmet Needs and Market Opportunity Support Our Foundational Market in India

Advanced, Cost-Efficient Surgical Robotics Platform

SSi Mantra 3



1
2
3
4

3 Vision Cart

3D 4K resolution monitor, identical to the surgeon's console, for OR staff. Also houses the control system for the articulating endoscope and camera and pre-operative guidance software

2 Patient-Side Robotic Arm Carts

Modular robotic arms mounted on individual carts with the option of using 3, 4 or 5 robotic arm configurations

1 Surgical Command Center

Ergonomic open-faced console comprised of a pair of passive 3D glasses, a 3D 4k resolution monitor and a 2D touch monitor for system controls

4 Instrument and Accessories

Comprehensive suite of stapling, energy and core instrumentation for the surgical system under the brand name SSi Mudra

SSii

© 2025 SS INNOVATIONS INTERNATIONAL, INC.
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© 2025 SS INNOVATIONS INTERNATIONAL, INC. 13 Advanced, Cost - Efficient Surgical Robotics Platform SSi Mantra 3 – Surgical Command Center Ergonomic Open - Faced Console Large 3D 4K Monitor Large 2D Touch Monitor for System Controls and DICOM access Lightweight Magnetic Hand Controls Design Head Tracking Safety Feature Digital Ergonomics Control Tele Surgery and Tele Proctoring Enabled

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 14 Advanced, Cost - Efficient Surgical Robotics Platform SSi Mantra 3 – Patient Side Robotic Arm Carts Modular Robotic Carts Freedom of Patient Docking 3/4/5 Patient Cart Connectivity Absolute Stability Parking Locks Smaller Individual Cart Footprint Advanced Touch Screen Controls

Advanced, Cost-Efficient Surgical Robotics Platform

SSi Mudra – Multi Specialty Robotic Instruments

40+[1]
Types of Instruments

7 Degrees of Freedom Articulating Robotic Instruments

10 Use
Life Cycle per Instrument

20+[1]
Cardiac Specialty Instruments
Only company in the world **actively advocating** for robotic cardiac surgery
Untapped market potential in **automated coronary artery bypass surgery**
290 complex robotic cardiac surgeries performed with the SSi Mantra

Novel Instrument:
Automated Coronary Anastomotic Connector[1]



Novel Instrument:
Multi-Fire Clip Applier[2]



Advanced Instruments:
Selicut Harmonic



Advanced Instruments:
ExpertSeal Vessel Sealer



Advanced Instruments:
Anastoflex Stapler





Cardiac Stabilizer
Valve Retractor - Short
Black Diamond Forceps
Small Bipolar Forceps
Valve Retractor - Long
Debakey Froceps
Cautery Hook
Cautery Spatula
Micro Scalpel
Fine Tip Scissors
Long Tip Forceps
Round Tip Scissors
Cadiere Forceps
Small Titanium Clip Applier
Resano Forceps



© 2025 SS INNOVATIONS INTERNATIONAL, INC.

Notes:
1 Includes instruments under development.
2 Under development.

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Advanced, Cost-Efficient Surgical Robotics Platform

SSi Maya – Enhancing Surgical Capabilities with Mixed Reality and AI Enabled Technologies

SSI MAYA

SSi Guru

XR Tele Proctoring System

- Mixed Reality Headset
- Portable 3D Surgery Viewer
- Interactive Virtual Screens
- CDSCO Approved
- Virtual Tele Illustration Feature
- Proctored over 1,200 miles under 400 ms latency

AR Smart Glasses[1]

3D Visualization System

- 3D HD 1080p vision
- Variable IPD adjustments
- Direct from endoscope video signal processing
- IMU based head tracking

Cognitive Skill Simulator[1]

A different approach to train surgeons

- Overlaid instruments tracking
- Guided procedure steps
- Trains cognition and muscle memory
- Enhancing motor skills through repetition
- Console and VR based learning system






Fasciotomy in Progress

Mixed reality-powered and AI-enabled technologies for better training, visualization, and simulation for the entire surgical team.

SSii
© 2025 SS INNOVATIONS INTERNATIONAL, INC.

Note:
1 Under Development

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Advanced, Cost-Efficient Surgical Robotics Platform

Pioneering Telesurgery Capabilities and Mobile Robotic Telesurgery Unit

SSI MANTRA








SSinnovations
Improving Lives Through Innovation and Care

Feb 2025

SSII HQ Gurugram, India ⟷ 177 miles ⟷ Manipal Hospital Jaipur, India

Mar 2025

SSII HQ Gurugram, India ⟷ 1,245 miles ⟷ Aster CMI Hospital Bengaluru, India

Jul 2025

IRCAD HQ Strasbourg, France ⟷ 4,000 miles ⟷ Sri Aurobindo IMS Indore, India

World's First Intercontinental Robotic Cardiac Telesurgery

First system approved for telesurgery[1] that enhances remote surgical access and empowers underserved communities through telesurgery, surgical education, mentoring, and real-time data insights.

SSii
© 2025 SS INNOVATIONS INTERNATIONAL, INC.

Note:
1 CDSCO approval

17

Advanced, Cost-Efficient Surgical Robotics Platform

The SSi Mantra Tele Surgeon Console Facilitates Telesurgery from “Anywhere”

SSi Mantra Tele Surgeon Console (the “TSC”)



- Compact Self-Contained Chair
- Inbuilt Electronics
- Magnetic Sensor-Based Controls
- Lightweight Glasses
- Magnified Three-Dimensional View

Enables Portability

Requires Less Space

Facilitates Telesurgery from Physician’s Offices and other Locations with Small Footprints

In October 2025, the first telesurgery performed with the SSi Mantra Tele Surgeon Console was successfully completed by Dr. Sudhir Srivastava at his residence in New Delhi, India.

SSii © 2025 SS INNOVATIONS INTERNATIONAL, INC.

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Advanced, Cost-Efficient Surgical Robotics Platform

Robotics Market Landscape for Investors

Feature	Benefit	SSII	Intuitive	Medtronic	CMR	Microport	Distalmotion
Surgeon Command Center							
Open Face Console	Ergonomic posture optimizes surgeon comfort and performance	Yes	No	Yes	Yes	No	Yes
Large 3D 4K Monitor	High resolution 3D video for accurate depth perception	Yes	No	No	No	Yes	No
Large 2D Touch Controls Monitor	Large secondary visual interface to access system controls and data	Yes	No	Yes	No	Yes	No
Hand and Foot Controls Visibility	Open console feature enables clear visibility of physical controls for better precision	Yes	No	Yes	No	No	No
Instant Operating Room Visibility	Better communication with support staff and patient access	Yes	No	Yes	Yes	No	Yes
Lightweight Magnetic, Ergonomic Controls	Completely free range of motions without mechanical restrictions	Yes	No	No	No	No	No
Hand Controls Safety	Disables system controls when surgeon disengages hand controls	Yes	No	Yes	Yes	No	No
Patient Side Console							
Modular Carts	Ease of multi-quadrant accessibility	Yes	No	Yes	Yes	No	Yes
5 Arm System	Enabling instrumentation for surgeon's use in complex cases (cardiac)	Yes	No	No	No	No	No
Robotic Arm Configuration Flexibility	Use of 3-5 arms based on surgical and cost requirements	Yes	No	No	No	No	No
Vision Cart							
Large 3D 4K Monitor for Staff	High resolution 3D video for accurate depth perception for surgical assistance	Yes	No	No	No	No	No
In-Built Recording System	Records intra-operative surgery videos for data analysis and training	Yes	No	Yes	No	Yes	No
Articulating 3D Endoscope	Reduces the need for multiple rigid endoscopes	Yes	No	No	No	No	No
Instruments							
Cardiac Stabilizer	Instrument for beating heart totally endoscopic coronary artery bypass surgeries	Yes	No	No	No	No	No
Articulating Reusable Vessel Sealer	Wristed and cost effective	Yes	No	No	No	No	No
Enabling Technologies							
Telesurgery	Enabling true remote access surgery to provide robotic surgery from experts	Yes	No	No	No	Yes	No
3D XR DICOM	Enabling mixed reality technologies to visualize patient data	Yes	No	No	No	No	No
Other							
Relative Cost Effectiveness	Approximately 1/3rd the cost of competing systems	Yes	No	No	No	No	No
Cardiac Surgery Capabilities	Full range robotic cardiac surgery, including beating heart TECAB with SSI stabilizer	Yes	Limited	No	No	No	No

SSii
© 2025 SS INNOVATIONS INTERNATIONAL, INC.

Note: Please refer to the Instructions for Use for each robotic system for complete product information. Market landscape for investor purposes only.

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© 2025 SS INNOVATIONS INTERNATIONAL, INC. 20 Established Presence in India with Global Expansion Underway World - Class R&D and Manufacturing Facilities to Support Growth and Cost Efficiency R&D, Manufacturing, Assembly, and Operations in Gurgaon, Delhi National Capital Region (India) Proximity to New Delhi International airport with excellent connectivity with all parts of the world ~71,000 s q ft space spread over three floors as of October 31, 2025 20 Systems per month Current Production Capacity Manpower of 489 as of October 31, 2025 Manufacturing expansion plans with in - house CNC and tooling machines 71,000 sq ft FACILITY

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 21 43 127 As of 9/30/24 As of 9/30/25 Cumulative Installed Base 2,149 6,057 As of 9/30/24 As of 9/30/25 Completed Procedures Installed base Overview of Installed Base +195% +182% Academic center Established Presence in India with Global Expansion Underway SSi Mantra 3 Is Demonstrating Rapid Adoption Across Various Geographies

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 22 Established Presence in India with Global Expansion Underway Global Expansion - Quality and Regulatory Approvals India CDSCO 2023 Ecuador 2024 Guatemala 2023 EN ISO 13485 2021 In 2024, SS Innovations generated approximately 92% of its revenue from India . We expect the percentage of total revenue coming from the rest of the world to significantly expand from 8% in 2024. Philippines 2025 Colombia Anticipated 2025 US FDA Anticipated 2026 EU CE Anticipated 2026 Nepal No Approval Required Indonesia 2024 Ukraine 2025 Sri Lanka 2024 Chile No Approval Required Thailand Anticipated 2025 Australia TGA Anticipated 2026 Vietnam, Morocco, Brunei, Laos, Nigeria Anticipated 2026

Established Presence in India with Global Expansion Underway

Estimated Regulatory Timelines

US FDA

Current Stage: 510(k) Technical dossier preparation[1]

FDA Q Sub	510(k)	510(k) Submission for Multi-Specialty Indications	Market Clearance
Regulatory Strategy Feedback, Biocompatibility, Reprocessing 2024	Technical dossier preparation[1]	Q4 2025	H1 2026[2]

EU CE Mark

Current Stage: Stage 1 Audit Desktop

Route of conformity to Notified body	Certification	Initial Review- Application and Technical File	Stage 1 Audit	Technical file review	Stage 2 Audit	CE Marking
	EN ISO 13485 Completed	March 2025	Desktop Q4 2025	Q1 2026	On Site Q1 2026	H1 2026[2]

Notified body - Szutest, Germany

Notes:

1 Human factor validation in the US

2 Dependent on the outcome of the review process

SSii © 2025 SS INNOVATIONS INTERNATIONAL, INC.

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© 2025 SS INNOVATIONS INTERNATIONAL, INC. 24 94% 6% $20.6 mm Revenue 2024 Strong Sales Growth with an Increasing Mix of Recurring Consumables Revenue and Expanding Margins $ 5.9 $ 20.6 $12.5 $28.0 2023 2024 9M '24 9M '25 Revenue ($ millions) Note: 1 Recurring revenue defined as systems on rental / lease, instruments and consumables sales and maintenance service fees + 251% + 123 % Gross Margin (%) 12.35% 40.93% 35.77% 47.11% 2023 2024 9M '24 9M '25 +2,858 bps +1,134 bps Revenue Mix (%) Systems Capital Sales Recurring As of third quarter 2025, recurring revenue exceeds 10% of total revenue. 1

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 25 Growth Strategy Continuously Improve and Innovate Our Top - Tier Robotics Platform through New Product Development and Enhanced Technology . Maintain Stronghold in India , Grow in Select Underserved Countries with Low Penetration and Cost Barriers, and Pursue Established Markets . Focus on Large Multi - Specialty Hospitals • Secure Initial Placements • Expand # of Physicians using Mantra 3 • Increase System Utilization at Each Hospital • Place Additional Systems at Each Hospital (Go Deeper) Target Leading Surgeons and Thought Leaders to Raise Awareness and Encourage Widespread Adoption • Indian Medical Advisory Board • International Advisory Board • Medical Conferences • Robotic Surgery Training Programs • Strategic Partners (e.g., Johns Hopkins) Platform Value • Advanced Technology • Lower Cost • Ease of Training • Improved Patient Outcomes • Differentiated Features (e.g., Cardiac)

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 26 FY 2024 – FY 2025 YTD Financial Summary Three Months Ended Nine Months Ended Twelve Months Ended SS Innovations Sept. 30, 2025 Sept. 30 , 2024 Sept. 30, 2025 Sept. 30 , 2024 December 31, 2024 December 31, 2023 Statement of Operations (in USD) 12,829,349 4,386,516 27,950,264 12,533,335 20,649,528 5,875,314 Revenue 6,164,936 2,317,407 13,167,202 4,483,375 8,452,366 725,528 Gross Profit 48.1% 52.8% 47.1% 35.8% 40.9% 12.3% Gross margin (1,835,271) (3,204,768) (7,459,037) (17,137,276) (18,975,962) (20,273,984) Operating income (loss) (3,717,964) (3,245,483) (9,656,008) (17,227,806) (19,151,197) (20,878,292) Net income (loss) $(0.02) $(0.02) $(0.05) $(0.10) $(0.11) $(0.14) Diluted EPS 202,856,501 181,885,269 197,979,738 181,779,811 181,203,673 152,069,825 Diluted shares Sept. 30, 2025 Balance Sheet (in USD) 11,705,590 Cash 1 48,424,838 Current assets 69,577,027 Total assets 21,187,549 Current liabilities - Long term debt 39,649,306 Total stockholders' equity Note: 1 Includes restricted cash of $6,023,933

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 27 www.ssinnovations.com investors@ssinnovations.org Investor Contact: Kalle Ahl, CFA (303) 953 - 9878 kahl@theequitygroup.com